Exhibit 10.43

EXECUTION VERSION

AMENDMENT NO. 12 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of December 21, 2018 (this “Amendment”), among Dunlap Funding LLC, a Delaware limited liability company (the “Borrower”), Deutsche Bank AG, New York Branch, as facility agent (the “Facility Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”), each Agent party hereto (each, an “Agent” and collectively, the “Agents”) and Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”).

WHEREAS, the Borrower, the Collateral Agent, each Lender party thereto, each Agent party thereto and the Facility Agent are party to the Loan Financing and Servicing Agreement, dated as of December 2, 2014 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Facility Agent, the Lenders, the Agents and the Collateral Agent have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.            Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendment

SECTION 2.1.            As of the date of this Amendment, the Loan Agreement is hereby amended by deleting the definition of “Revolving Period” in its entirety and inserting the following in lieu thereof:

“Revolving Period” means the period of time starting on the Effective Date and ending on the earliest to occur of (i) February 19, 2019 or, if such date is extended pursuant to Section 2.6, the date mutually agreed upon by the Borrower and each Agent, (ii) the date on which the Facility Amount is terminated in full pursuant to Section 2.5 or (iii) the occurrence of a Facility Termination Event.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1.            This Amendment shall become effective as of the date first written above upon:

(a)       the execution and delivery of this Amendment by each party hereto; and

(b)      the payment in full of all fees (including reasonable fees and out-of-pocket, documented expenses of counsel) due to the Lenders on or prior to the effective date of this Amendment.

ARTICLE IV

Representations and Warranties

SECTION 4.1.            The Borrower hereby represents and warrants to the Facility Agent that, as of the date first written above, (i) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1.            Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.            Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.            Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 5.4.            Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 5.5.            Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DUNLAP FUNDING LLC, as Borrower

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

[Twelfth Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

By:	/s/ Brendon Girardi
Name: Brendon Girardi
Title: Director

[Twelfth Amendment to LFSA]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as Collateral Custodian

By:	/s/ Philip Dean
Name: Philip Dean
Title: Vice President

[Twelfth Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

By:	/s/ Brendon Girardi
Name: Brendon Girardi
Title: Director

[Twelfth Amendment to LFSA]